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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

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
           NEW JERSEY                        0-19777                     22-3103129
(State or other jurisdiction of     (Commission File Number)           (IRS Employer
         incorporation)                                            Identification Number)
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                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS.

      DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on June 21, 2006, reporting that on June 19, 2006 the United States District Court for the Northern District of Georgia, Gainesville Division, dismissed all claims alleged by River's Edge Pharmaceuticals, LLC in its lawsuit against DUSA and its wholly-owned subsidiary, Sirius Laboratories, Inc. The lawsuit was filed by River's Edge on March 28, 2006, alleging, among other things, that Sirius agreed to authorize River's Edge to market a generic version of Nicomide(R), and that the United States patent covering Nicomide(R) issued to Sirius in December, 2005 is invalid. Nicomide is the key product acquired by DUSA when it merged with Sirius Laboratories, Inc. in March of 2006. In May, 2006, the United States District Court in Trenton, New Jersey, issued a preliminary injunction enjoining River's Edge from selling its niacinamide formula drug as a generic substitute for Nicomide(R). DUSA has filed a request to amend its complaint in New Jersey seeking a declaration that, among other things, Sirius made no promise to River's Edge regarding the marketing of a generic niacinamide product.

Except for historical information, this report, including the exhibit, contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to beliefs concerning the preliminary injunction and protection of the marketplace. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation litigation process, our ability to penetrate the market, maintenance of our patent portfolio, sufficient funding and other risks and uncertainties identified in DUSA's filings with the Securities and Exchange Commission from time to time, including its Form 10-K for the year ended December 31, 2005.


ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS.

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Item No.        Description

99              Press Release, dated June 21, 2006
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DUSA PHARMACEUTICALS, INC.



                                       By:/s/ D. Geoffrey Shulman
                                          -----------------------------------
                                           D. Geoffrey Shulman, MD, FRCPC
                                           Chairman of the Board and
                                           Chief Executive Officer

Dated: June 21, 2006

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                                  EXHIBIT INDEX
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
Item No.        Description

99              Press Release, dated June 21, 2006
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